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                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30801, 333-83269, 333-62816, and 333-66008) of
Sun Hydraulics Corporation of our report dated February 28, 2003 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers LLP
Tampa, Florida
February 28, 2003